MAINSTAY VP FUNDS TRUST

MainStay VP Wellington U.S. Equity Portfolio
(the “Portfolio”)

Supplement dated June 21, 2023 (“Supplement”) to the Summary Prospectuses and Prospectus, and Statement of Additional Information, each dated May 1, 2023, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and Statement of Additional Information.

Effective on or about June 30, 2024, Mammen Chally will no longer serve as a portfolio manager for the Portfolio. All references to Mr. Chally will be deleted in their entirety at that time. Except for this change, the Portfolio’s portfolio management team will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.